The Millicom Group	12 Months Ended
Dec. 31, 2019
Interests In Other Entities [Abstract]
The Millicom Group
The Millicom Group
The Group comprises a number of holding companies, operating subsidiaries and joint ventures with various combinations of mobile, fixed-line telephony, cable and wireless Pay TV, Internet and Mobile Financial Services (MFS) businesses. The Group also holds other small minority investments in other businesses such as micro-insurance (Milvik).
Subsidiaries
Subsidiaries are all entities which Millicom controls. Millicom controls an entity when it is exposed to, or has rights to variable returns from its investment in the entity, and has the ability to affect those returns through its power over the subsidiary. Millicom has power over an entity when it has existing rights that give it the current ability to direct the relevant activities, i.e. the activities that significantly affect the entity’s returns. Generally, control accompanies a shareholding of more than half of the voting rights although certain other factors (including contractual arrangements with other shareholders, voting and potential voting rights) are considered when assessing whether Millicom controls an entity. For example, although Millicom holds less than 50 % of the shares in its Colombian businesses, it holds more than 50 % of shares with voting rights. The contrary may also be true (e.g. Guatemala and Honduras). In respect of the joint ventures in Guatemala and Honduras, shareholders’ agreements require unanimous consents for decisions over the relevant activities of these entities (see also note A.2.2.). Therefore, the Group has joint control over these entities and accounts for them under the equity method.
Our main subsidiaries are as follows:

Entity	Country	Activity	December 31, 2019	December 31, 2018	December 31, 2017
Latin America			In %	In %	In %
Telemovil El Salvador S.A. de C.V.	El Salvador	Mobile, MFS, Cable, DTH	100	100	100
Millicom Cable Costa Rica S.A.	Costa Rica	Cable, DTH	100	100	100
Telefonica Celular de Bolivia S.A.	Bolivia	Mobile, DTH, MFS, Cable	100	100	100
Telefonica Celular del Paraguay S.A.	Paraguay	Mobile, MFS, Cable, PayTV	100	100	100
Cable Onda S.A (i).	Panama	Cable, PayTV, Internet, DTH, Fixed-line	80	80	—
Telefonica Moviles Panama (ii)	Panama	Mobile	80	—	—
Telefonia Cellular de Nicaragua sa (ii)	Nicaragua	Mobile	100	—	—
Colombia Móvil S.A. E.S.P. (iii)	Colombia	Mobile	50-1 share	50-1 share	50-1 share
UNE EPM Telecomunicaciones S.A.(iii)	Colombia	Fixed-line, Internet, PayTV, Mobile	50-1 share	50-1 share	50-1 share
Edatel S.A. E.S.P. (iii)	Colombia	Fixed-line, Internet, PayTV, Cable	50-1 share	50-1 share	50-1 share
Africa
Sentel GSM S.A.(v)	Senegal	Mobile, MFS	—	—	100
MIC Tanzania Public Limited Company (vi)	Tanzania	Mobile, MFS	98.5	100	100
Millicom Tchad S.A. (v)	Chad	Mobile, MFS	—	100	100
Millicom Rwanda Limited (v)	Rwanda	Mobile, MFS	—	—	100
Zanzibar Telecom Limited (vi)	Tanzania	Mobile, MFS	98.5	85	85
Unallocated
Millicom International Operations S.A.	Luxembourg	Holding Company	100	100	100
Millicom International Operations B.V.	Netherlands	Holding Company	100	100	100
Millicom LIH S.A.	Luxembourg	Holding Company	100	100	100
MIC Latin America B.V.	Netherlands	Holding Company	100	100	100
Millicom Africa B.V.	Netherlands	Holding Company	100	100	100
Millicom Holding B.V.	Netherlands	Holding Company	100	100	100
Millicom International Services LLC	USA	Services Company	100	100	100
Millicom Services UK Ltd (vii)	UK	Services Company	100	100	100
Millicom Spain S.L.	Spain	Holding Company	100	100	100

(i)	Acquisition completed on December 13, 2018. Cable Onda S.A. is fully consolidated as Millicom has the majority of voting shares to direct the relevant activities. See note A.1.2..

(ii)	Companies acquired during the year. See note A.1.2.

(iii)	Fully consolidated as Millicom has the majority of voting shares to direct the relevant activities.
(iv) Merged with Airtel Ghana in October 2017 and classified as discontinued operations for the year then ended (see note E.4.2.). Merged entity is accounted for as a joint venture as from merger date (see note A.2.2.).

(v)	Companies disposed of in 2018 or 2019. See note A.1.3.

(vi)	Change in ownership percentages as a result of the in-country restructuring . See note A.1.2.
(vii) Millicom Services UK Ltd with registered number 08330497 will take advantage of an audit exemption to prepare stand alone financial statements for the year ended December 31, 2019 as set out within section 479A of the Companies Act 2006.
Accounting for subsidiaries and non-controlling interests
Subsidiaries are fully consolidated from the date on which control is transferred to Millicom. If facts and circumstances indicate that there are changes to one or more of the elements of control, a reassessment is performed to determine if control still exists. Subsidiaries are de-consolidated from the date that control ceases. Transactions with non-controlling interests are accounted for as transactions with equity owners of the Group. Gains or losses on disposals of non-controlling interests are recorded in equity. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is also recorded in equity.
Acquisition of subsidiaries and changes in non-controlling interests in subsidiaries
Scope changes 2019
1. Telefonica CAM Acquisitions
On February 20, 2019, MIC S.A., Telefonica Centroamerica and Telefonica S.A. entered into 3 separate share purchase agreements (the “Telefonica CAM Acquisitions”) pursuant to which, subject to the terms and conditions contained therein, Millicom agreed to purchase 100% of the shares of Telefonica Moviles Panama, S.A., a company incorporated under the laws of Panama, from Telefonica Centroamerica (the “Panama Acquisition”), 100% of the shares of Telefonica de Costa Rica TC, S.A., a company incorporated under the laws of Costa Rica, from Telefonica (the “Costa Rica Acquisition”) and 100% of the shares of Telefonia Celular de Nicaragua, S.A., a company incorporated under the laws of Nicaragua, from Telefonica Centroamerica (the “Nicaragua Acquisition”). The Telefonica CAM Acquisitions Share Purchase Agreements contain customary representations and warranties and termination provisions. The consummation of the Costa Rica Acquisition is still subject to regulatory approvals and is expected to close in H1 2020.
Acquisition related costs for Nicaragua and Panama acquisitions included in the statement of income under operating expenses were approximately $16 million for the year.
The aggregate purchase price for the Telefonica CAM Acquisitions is $1.65 billion, subject to potential purchase price adjustments.
a) Nicaragua Acquisition
This transaction closed on May 16, 2019 after receipt of the necessary approvals and, since that date, Millicom holds all voting rights into Telefonia Celular de Nicaragua ("Nicaragua") and controls it. On the same day, Millicom paid an original cash consideration of $437 million, provisionally adjusted to $430 million as of December 31, 2019 and still subject to final price adjustment expected in Q1 2020. The purchase consideration also includes potential indemnifications from the sellers (including potential tax contingencies and litigations). For the purchase accounting, Millicom determined the provisional fair values of Nicaragua's identifiable assets and liabilities based on transaction and relative fair values. The purchase accounting is still provisional at December 31, 2019, particularly in respect of the final price adjustment and the evaluation of the right-of-use assets and lease liabilities. Management expects to finalize the purchase accounting in Q1 2020.
The provisional purchase accounting as at December 31, 2019 is as follows

Provisional Fair values (100%)
(US$ millions)
Intangible assets (excluding goodwill) (i)	131
Property, plant and equipment (ii)	149
Right of use assets (iii)	131
Other non-current assets	2
Current assets (excluding cash) (iv)	23
Trade receivables (v)	17
Cash and cash equivalents	7
Total assets acquired	459
Lease liabilities (iii)	131
Other liabilities (vi)	118
Total liabilities assumed	249
Fair value of assets acquired and liabilities assumed, net	210
Acquisition price	430
Provisional Goodwill	220

(i)
Intangible assets not previously recognized at the date of acquisition, are mainly customer lists for an amount of $81 million, with estimated useful lives ranging from 4 to 10 years. In addition, a fair value step-up of $39 million on the spectrum held by Nicaragua has been recognized, with a remaining useful life of 14 years.

(ii)
A fair value step-up of $39 million has been recognized on property, plant and equipment, mainly on the core network ($25 million) and owned land and buildings ($8 million). The expected remaining useful lives were estimated at 6-7 years on average.

(iii)
The Group measured the lease liability at the present value of the remaining lease payments (as defined in IFRS 16) as if the acquired lease were a new lease at the acquisition date. The right-of-use assets have been adjusted by $7 million to be measured at the same amount as the lease liabilities.

(iv)	Current assets include indemnification assets for tax contingencies at fair value for an amount of $11 million - see (v) below.

(v)	The fair value of trade receivables acquired was $17 million.

(vi)	Other liabilities include the fair value of certain possible tax contingent liabilities for $1 million and a deferred tax liability of $50 million resulting from the above adjustments
The goodwill is currently not expected to be tax deductible, and is attributable to expected synergies and convergence with our legacy fixed business in the country, as well as to the fair value of the assembled work force. For convenience purposes, the acquisition date was set on May 1, 2019 as there were no material transactions from this date to May 16, 2019. From May 1, 2019 to December 31, 2019, Nicaragua contributed $144 million of revenue and a net profit of $5 million to the Group. If the acquisition had occurred on January 1, 2019 incremental revenue for the year ended December 31, 2019 for the Group would have been $219 million and incremental net loss for that period would have been $16 million, including amortization of assets not previously recognized of $12 million (net of tax).

Key assumptions used in fixed assets valuation
The following valuation methods and key estimates were used for the valuation of the main classes of fixed assets:

Major class of assets	Valuation method	Key assumption 1	Key assumption 2	Key assumption 3
Spectrum	Market approach - Market comparable transactions	Discount rate : 14%	Terminal growth rate: 2.5%	Estimated duration: 14 years
Customer lists	Income approach - Multi-Period Excess Earnings Method	Discount rate: 14-15%	Monthly Churn rate: From 1.2% for B2B to 2.9% for B2C	EBITDA margin: ~ 36% to 41%
Land and buildings	Market approach	Economic useful life (range): 10-30 years	Price per square meter: from $2 to $57	N/A
Core network	Cost approach	Economic useful life (range): 5-27 years	Remaining useful life (minimum) : 1.7 years	N/A

b) Panama Acquisition
This transaction closed on August 29, 2019 after receipt of the necessary approvals and, since that date, Cable Onda, which is 80% owned by Millicom, holds all voting rights in Telefonica Moviles Panama, S.A. ("Panama") and controls it. On the same day, Cable Onda paid an original cash consideration of $594 million to acquire 100% of the shares of Panama, subject to a final price adjustment expected in Q1 2020. The purchase consideration also includes potential indemnifications from the sellers (including potential tax contingencies and litigations). For the purchase accounting, Millicom determined the fair value of Panama's identifiable assets and liabilities based on transaction and relative fair values. The purchase accounting is still provisional at December 31, 2019, particularly in respect of the evaluation of property, plant and equipment, right-of-use assets and lease liabilities, final price adjustment and their resulting impact on the current valuation of intangible assets. Management expects to finalize the purchase accounting during the first half of 2020. No non-controlling interests are recognized at acquisition date as Cable Onda acquired 100% of the shares of Panama. Though, non-controlling interests are recognized in Panama's results from the date of acquisition.
The provisional purchase accounting as at December 31, 2019 is as follows:

Provisional Fair values (100%)
(US$ millions)
Intangible assets (excluding goodwill) (i)	169
Property, plant and equipment	110
Right of use assets	57
Other non-current assets	3
Current assets (excluding cash)	23
Trade receivables (ii)	21
Cash and cash equivalents	10
Total assets acquired	391
Lease liabilities	48
Other debt and financing	74
Other liabilities (iii)	101
Total liabilities assumed	224
Fair value of assets acquired and liabilities assumed, net	167
Acquisition price	594
Provisional Goodwill	426

(i)
Intangible assets not previously recognized at the date of acquisition, are mainly customer lists for an amount of $58 million, with estimated useful lives ranging from 3 to 17 years. In addition, a fair value step-up of $3 million on the spectrum held by Panama has been recognized, with a remaining useful life of 17 years.

(ii)	The fair value of trade receivables acquired was $21 million.

(iii)	Other liabilities include a deferred tax liability of $15 million resulting from the above adjustments
The goodwill is currently not expected to be tax deductible and is attributable to expected synergies and convergence with Cable Onda, as well as to the fair value of the assembled work force. For convenience purposes, the acquisition date was set on September 1, 2019. From September 1, 2019 to December 31, 2019, Panama contributed $80 million of revenue and a net profit of $6 million to the Group. If Panama had been acquired on January 1, 2019 incremental revenue for the twelve-month period ended December 31, 2019 for the Group would have been $158 million and incremental net profit for that period would have been $1 million, including amortization of assets not previously recognized of $3 million (net of tax).
Key assumptions used in fixed assets valuation
The following valuation methods and key estimates were used for the valuation of the main classes of fixed assets:

Major class of assets	Valuation method	Key assumption 1	Key assumption 2	Key assumption 3
Spectrum	Market approach - Market comparable transactions	Discount rate: 9.8%	Terminal growth rate: 2.9%	Estimated duration: 17 years
Customer lists	Income approach - Multi-Period Excess Earnings Method	Discount rate: 9.8-11%	Monthly Churn rate: From 0.4% for B2C postpaid to 3.9% for B2C prepaid	EBITDA margin: ~ 35% to 39%

2. Tanzania restructuring
In October 2019, with the view of listing the shares of MIC Tanzania Public Limited Company ('MIC Tanzania') on the local stock exchange (see note H), Millicom completed the restructuring of its investments in different operations in the country. Mainly, MIC Tanzania acquired all the shares of Zantel, which was partially held by the Government of Zanzibar (15%). In exchange of the contribution of its 15% shares in Zantel to MIC Tanzania, the Government of Zanzibar received 1.5% of newly issued shares in MIC Tanzania. This restructuring did not result in the Group losing control in Zantel nor MIC Tanzania, and has therefore been recognized as an equity transaction. As a consequence, the Group owners’ equity decreased by a net amount of $18 million as a result of the derecognition of the 15% non-controlling interests in Zantel and the recognition of 1.5% non-controlling interests in MIC Tanzania.
3. Others
During the year ended December 31, 2019, the Group also completed minor additional acquisitions.

Scope changes 2018
1. Cable Onda acquisition
On October 7, 2018, the Company signed an agreement to acquire a controlling 80% stake in Cable Onda, the largest cable and fixed telecommunications services provider in Panama. The selling shareholders retained a 20% equity stake in the company. The transaction closed on December 13, 2018 after receipt of necessary approvals, for final cash consideration of $956 million. Millicom concluded that it controls Cable Onda since closing date and therefore fully consolidates it in its financial statements with a 20% non-controlling interest. The deal also includes certain liquidity rights such as call and put options that have been amended as a result of the acquisition of Telefonica Moviles Panama, S.A.. See note C.7.4. for further details on the accounting treatment of these options.

For the purchase accounting, Millicom determined the fair value of Cable Onda identifiable assets and liabilities based on transaction and relative values. The non-controlling interest was measured based on the proportionate share of the fair value of the net assets of Cable Onda. The exercise has been finalized in December 2019. The main adjustments compared to the provisional fair values relate to the final valuation of the property, plant and equipment for a net increase of $30 million, as well as its related impact on the customer list fair value (a decrease of $20 million) and deferred tax liabilities (net increase of $3 million). The remaining adjustments are linked to reassessment of contingent liabilities and corresponding indemnification assets. As a result, goodwill decreased by $8 million as follows:
..

	Provisional Fair values (100%)	Final Fair values (100%)	Changes
	(US$ millions)	(US$ millions)	(US$ millions)
Intangible assets (excluding goodwill) (i)	673	653	(20)
Property, plant and equipment (ii)	348	378	30
Current assets (excluding cash)(iii)	54	50	(4)
Cash and cash equivalents	12	12	—
Total assets acquired	1,088	1,094	6
Non-current liabilities(iv)	422	425	3
Current liabilities	141	134	(7)
Total liabilities assumed	563	559	(4)
Fair value of assets acquired and liabilities assumed, net	525	535	10
Transaction costs assumed by Cable Onda (v)	30	30	—
Fair value of non-controlling interest in Cable Onda (20%)	111	113	2
Millicom’s interest in the fair value of Cable Onda (80%)	444	452	8
Acquisition price	956	956	0
Final Goodwill	512	504	(8)

(i)
Intangible assets not previously recognized (or partially recognized as a result of previous acquisitions) are trademarks for an amount of $280 million, with estimated useful lives of 3 years, a customer list for an amount of $350 million, with estimated useful life of 20 years and favorable content contracts for $19 million, with a useful life of 10 years.

(ii)
A net fair value step-up of $30 million has been recognized on property, plant and equipment, mainly on the core network ($11 million). The expected remaining useful lives were estimated at 5 years on average.

(iii)	Current assets include trade receivables amounting to a fair value of $34 million.

(iv)	Non-current liabilities include the deferred tax liability of $161 million resulting from the above adjustments.

(v)
Transaction costs of $30 million have been assumed and paid by Cable Onda before the acquisition or by Millicom on the closing date. Because of their relationship with the acquisition, these costs have been accounted for as post-acquisition costs in the Millicom Group statement of income. These, together with acquisition-related costs of $11 million, have been recorded under operating expenses in the statement of income of the year.

The completion of the purchase price allocation did not result in any material impact on the statement of income for the years ended December 31, 2018 and December 31, 2019, respectively, in respect of values previously recorded in the provisional purchase accounting.
The goodwill, which is not expected to be tax deductible, is attributable to Cable Onda’s strong market position and profitability, as well as to the fair value of the assembled work force. From December 13, 2018 to December 31, 2018, Cable Onda contributed $17 million of revenue and a net loss of $7 million to the Group. If Cable Onda had been acquired on 1 January 2018 incremental revenue for the 2018 year would have been $403 million and incremental net loss for that period of $59 million, including amortization of assets not previously recognized of $85 million (net of tax).
Key assumptions used in fixed assets valuation
The following valuation methods and key estimates were used for the valuation of the main classes of fixed assets:

Major class of assets	Valuation method	Key assumption 1	Key assumption 2	Key assumption 3
Brands	Income approach - Relief-from-Royalty approach	Discount rate: 10%	Royalty rate: 4.5%	Tax rate: 25%
Customer lists	Income approach - Multi-Period Excess Earnings Method	Discount rate: 10%	Yearly Churn rate: 5.8% in average	EBITDA margin: ~ 48%
Property, plant & equipment	Cost approach	Economic useful life (range): 5-15 years	Remaining useful life (minimum): 2-8 years	N/A
Disposal of subsidiaries and decreases in non-controlling interests of subsidiaries
Chad
On June 26, 2019, the Group completed the disposal of its operations in Chad for a final cash consideration of $110 million. In accordance with Group practices, the Chad operation has been classified as assets held for sale and discontinued operations as from June 5, 2019 and prior periods restated. On June 26, 2019, Chad was deconsolidated and a gain on disposal of $77 million was recognized (see also note E.4.).
Rwanda
On December 19, 2017, Millicom announced that it has signed an agreement for the sale of its Rwanda operations to subsidiaries of Bharti Airtel Limited for a final cash consideration of $51 million, including a deferred cash payment due in January 2020 for an amount of $18 million. The transaction also included earn-outs for $7 million that were not recognized by the Group as management does not believe these will be triggered. The sale was completed on January 31, 2018. In accordance with Group practices, Rwanda operations’ assets and liabilities were classified as held for sale on January 23, 2018. Rwanda’s operations also represented a separate geographical area and did qualify for discontinued operations presentation; results were therefore shown on a single line in the statements of income under ‘Profit (loss) for the year from discontinued operations, net of tax’ (see also note E.4.).
Senegal
On July 28, 2017, Millicom announced that it had agreed to sell its Senegal business to a consortium consisting of NJJ, Sofima (managed by the Axian Group) and Teylium Group. In accordance with Group practices, Senegal operations’ assets and liabilities were classified as held for sale on February 2, 2017. Senegal’s operations also represented a separate geographical area and did qualify for discontinued operations. The sale was completed on April 27, 2018 in exchange of a cash consideration of $151 million. (see also note E.4.)
Ghana merger
On March 3, 2017, Millicom and Bharti Airtel Limited (Airtel) announced that they had entered into an agreement for Tigo Ghana Limited and Airtel Ghana Limited to combine their operations in Ghana. In accordance with Group practices, Ghana operations’ assets and liabilities were classified as held for sale on September 30, 2017. Ghana’s operations also represented a separate geographical area and did qualify for discontinued operations. The transaction was completed on October 12, 2017 (see also note E.4.).
Other disposals
For the years ended December 31, 2019, 2018 and 2017, Millicom did not dispose of any other significant investments.
Summarized financial information relating to significant subsidiaries with non-controlling interests
At December 31, 2019 and 2018, Millicom’s subsidiaries with material non-controlling interests were the Group’s operations in Colombia and Panama.
Balance sheet – non-controlling interests

	December 31,
	2019	2018(i)
	(US$ millions)
Colombia	170	161
Panama	99	105
Others	2	(16)
Total	271	251
(i) Restated as a result of the finalization of Cable Onda purchase accounting, see note A.1.2.
Profit (loss) attributable to non-controlling interests

	2019	2018	2017
	(US$ millions)
Colombia	11	(5)	(13)
Panama	(6)	(8)	—
Others	—	(3)	(4)
Total	5	(16)	(17)
The summarized financial information for material non-controlling interests in our operations in Colombia and Panama is provided below. This information is based on amounts before inter-company eliminations.

Colombia

	2019	2018	2017
	(US$ millions)
Revenue	1,532	1,661	1,739
Total operating expenses	(543)	(667)	(647)
Operating profit	164	147	106
Net (loss) for the year	23	(10)	(25)
50% non-controlling interest in net (loss)	11	(5)	(13)
Total assets (excluding goodwill)	2,256	1,966	2,193
Total liabilities	1,891	1,620	1,771
Net assets	365	346	422
50% non-controlling interest in net assets	183	173	211
Consolidation adjustments	(13)	(12)	(15)
Total non-controlling interest	170	161	197
Dividends and advances paid to non-controlling interest	(12)	(2)	0
Net cash from operating activities	363	348	331
Net cash from (used in) investing activities	(260)	(270)	(209)
Net cash from (used in) financing activities	(67)	(75)	(46)
Exchange impact on cash and cash equivalents, net	—	(18)	3
Net increase in cash and cash equivalents	36	(15)	80
Panama

	2019 (ii)	2018 (i)
	(US$ millions)
Revenue	475	17
Total operating expenses	(148)	(8)
Operating profit	(15)	(39)
Net (loss) for the year	(31)	(39)
20% non-controlling interest in net (loss)	(6)	(8)
Total assets (excluding Millicom's goodwill in Cable Onda)	1,866	1,082
Total liabilities	1,372	556
Net assets	494	526
20% non-controlling interest in net assets	99	105
Consolidation adjustments	—	—
Total non-controlling interest	99	105
Dividends and advances paid to non-controlling interest	—	—
Net cash from operating activities	167	(2)
Net cash from (used in) investing activities (iii)	(693)	12
Net cash from (used in) financing activities (iii)	580	(3)
Exchange impact on cash and cash equivalents, net	—	—
Net increase in cash and cash equivalents	54	7

(i)	Cable Onda was acquired on December 13, 2018 and 2018 figures therefore only include results and cash flows from the date of acquisition.

(ii)	2019 figures include the full year results and cash flows of Cable Onda, as well as 4 months of Telefonica Panama which was consolidated from September 1, 2019.

(iii)	In 2019, Cable Onda acquired Telefonica Panama for $594 million (note A.1.2.), financed by issuing a $600 million Senior Notes due 2030 (note C.3.1.)
Joint ventures
Joint ventures are businesses over which Millicom exercises joint control as decisions over the relevant activities of each require unanimous consent of shareholders. Millicom determines the existence of joint control by reference to joint venture agreements, articles of association, structures and voting protocols of the board of directors of those ventures.
At December 31, 2019, the equity accounted net assets of our joint ventures in Guatemala, Honduras and Ghana totaled $3,346 million (December 31, 2018: $3,405 million for Guatemala and Honduras only). These net assets do not necessarily represent statutory reserves available for distribution as these include consolidation adjustments (such as goodwill and identified assets and assumed liabilities recognized as part of the purchase accounting). Out of these reserves, $142 million (December 31, 2018: $133 million) represent statutory reserves that are unavailable to be distributed to the Group. During the year ended December 31, 2019, Millicom’s joint ventures paid $237 million (December 31, 2018: $243 million) as dividends or dividend advances to the Company.
Our main joint ventures are as follows:

Entity	Country	Activity	December 31, 2019 % holding	December 31, 2018 % holding
Comunicaciones Celulares S.A(i).	Guatemala	Mobile, MFS	55	55
Navega.com S.A.(i)	Guatemala	Cable, DTH	55	55
Telefonica Celular S.A(i).	Honduras	Mobile, MFS	66.7	66.7
Navega S.A. de CV(i)	Honduras	Cable	66.7	66.7
Bharti Airtel Ghana Holdings B.V.	Ghana	Mobile, MFS	50	50

(i)
Millicom owns more than 50% of the shares in these entities and has the right to nominate a majority of the directors of each of these entities. However, key decisions over the relevant activities must be taken by a supermajority vote. This effectively gives either shareholder the ability to veto any decision and therefore neither shareholder has sole control over the entity. Therefore, the operations of these joint ventures are accounted for under the equity method.

The carrying values of Millicom’s investments in joint ventures were as follows:
Carrying value of investments in joint ventures at December 31

	%	2019	2018
		(US$ millions)
Honduras operations(i)	66.7	708	730
Guatemala operations(i)	55	2,089	2,104
AirtelTigo Ghana operations	50	—	32
Total		2,797	2,867

(i)	Includes all the companies under the Honduras and Guatemala groups.
The table below summarizes the movements for the year in respect of the Group’s joint ventures carrying values:

	Guatemala(i)	Honduras (i)	Ghana(ii)
	(US$ millions)
Opening balance at January 1, 2018	2,145	726	96
Adjustments on adoption of IFRS 15 and IFRS 9 (net of tax)	18	5	0
Change in scope	—	—	0
Results for the year	131	23	(68)
Capital increase	—	3	—
Dividends declared during the year	(177)	—	—
Currency exchange differences	(14)	(26)	3
Closing balance at December 31, 2018	2,104	730	32
Accounting policy changes	—	—	—
Capital increase	—	—	5
Results for the year	152	27	(40)
Utilization of past recognized losses	—	—	(5)
Dividends declared during the year	(170)	(37)	—
Currency exchange differences	2	(12)	8
Closing balance at December 31, 2019	2,089	708	—

(i)	Share of profit (loss) is recognized under ‘Share of profit in the joint ventures in Guatemala and Honduras’ in the statement of income.

(ii)	Share of profit (loss) is recognized under ‘Income (loss) from other joint ventures and associates, net’ in the statement of income.
At December 31, 2019 and 2018 the Group had not incurred obligations, nor made payments on behalf of the Guatemala, Honduras or Ghana operations.
Accounting for joint ventures
Joint ventures are accounted for using the equity method of accounting and are initially recognized at cost (calculated at fair value if it was a subsidiary of the Group before becoming a joint venture). The Group’s investments in joint ventures include goodwill (net of any accumulated impairment loss) on acquisition.
The Group’s share of post-acquisition profits or losses of joint ventures is recognized in the consolidated statement of income and its share of post-acquisition movements in reserves is recognized in reserves. Cumulative post-acquisition movements are adjusted against the carrying amount of the investments. When the Group’s share of losses in a joint venture equals or exceeds its interest in the joint venture, including any other unsecured receivables, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the joint ventures.
Gains on transactions between the Group and its joint ventures are eliminated to the extent of the Group’s interest in the joint ventures. Losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of joint ventures have been changed where necessary to ensure consistency with the policies adopted by the Group. Dilution gains and losses arising in investments in joint ventures are recognized in the statement of income.
After application of the equity method, including recognizing the joint ventures’ losses, the Group applies IFRS 9 to determine whether it is necessary to recognize any additional impairment loss with respect to its net investment in the joint venture.
Material joint ventures – Guatemala, Honduras and Ghana operations
Summarized financial information for the years ended December 31, 2019, 2018 and 2017 of the Guatemala and Honduras operations is as follows. This information is based on amounts before inter-company eliminations.
Guatemala

	2019	2018	2017
	(US$ millions)
Revenue	1,434	1,373	1,328
Depreciation and amortization	(313)	(283)	(295)
Operating profit(i)	429	387	352
Financial income (expenses), net	(66)	(56)	(60)
Profit before taxes	356	309	305
Charge for taxes, net	(79)	(69)	(74)
Profit for the year	277	240	230
Net profit for the year attributable to Millicom	152	131	126
Dividends and advances paid to Millicom	209	211	162
Total non-current assets (excluding goodwill)	2,517	2,280	2,406
Total non-current liabilities	1,216	981	1,052
Total current assets	717	718	756
Total current liabilities	251	221	220
Total net assets	1,767	1,796	1,890
Group's share in %	55%	55%	55%
Group's share in USD millions	972	988	1,040
Goodwill and consolidation adjustments	1,117	1,116	1,106
Carrying value of investment in joint venture	2,089	2,104	2,145

Cash and cash equivalents	189	217	303
Debt and financing – non-current	1,152	928	995
Debt and financing – current	21	—	—
Net cash from operating activities	588	545	498
Net cash from (used in) investing activities	(205)	(173)	(171)
Net cash from (used in) financing activities	(412)	(455)	(315)
Exchange impact on cash and cash equivalents, net	1	(3)	2
Net increase in cash and cash equivalents	(28)	(86)	14

(i)	In 2017, operating profit included a provision for impairment of $10 million on the fixed assets related to video surveillance contracts with the Civil National Police.
Guatemala financing
In 2014, Intertrust SPV (Cayman) Limited, acting as trustee of the Comcel Trust, a trust established and consolidated by Comcel for the purposes of the transaction, issued $800 million 6.875% Senior Notes to refinance existing local and MIC S.A. corporate debt. The bond was issued at 98.233% of the principal and has an effective interest rate of 7.168%. The bond is guaranteed by Comcel and listed on the Luxembourg Stock Exchange.

Honduras

	2019	2018	2017
	(US$ millions)
Revenue	594	586	585
Depreciation and amortization	(132)	(133)	(156)
Operating profit	102	91	70
Financial income (expenses), net	(37)	(29)	(27)
Profit before taxes	60	52	41
Charge for taxes, net	(21)	(18)	(18)
Profit for the year	39	34	23
Net profit for the year attributable to Millicom	27	23	15
Dividends and advances paid to Millicom	28	32	40
Total non-current assets (excluding goodwill)	516	506	576
Total non-current liabilities	469	386	407
Total current assets	312	304	208
Total current liabilities	183	226	282
Total net assets	176	198	95
Group's share in %	66.7%	66.7%	66.7%
Group's share in USD millions	117	132	63
Goodwill and consolidation adjustments	591	598	663
Carrying value of investment in joint venture	708	730	726

Cash and cash equivalents	40	25	16
Debt and financing – non-current	384	298	308
Debt and financing – current	39	85	80
Net cash from operating activities	169	147	152
Net cash from (used in) investing activities	(77)	(87)	(74)
Net cash from (used in) financing activities	(77)	(50)	(74)
Net (decrease) increase in cash and cash equivalents	15	9	3

Honduras financing
On September 19, 2019, Telefónica Celular, S.A. de C.V. entered into a new credit agreement with Banco Industrial S.A. and Banco Pais S.A for an amount up to $185 million, in tranches of $100 million, $60 million and $25 million. The Loan Agreement has a 10-year maturity and an interest rate of LIBOR plus 3.80% per annum, subject to a floor of minimum 5.25%. The new credit agreement has been used to consolidate the portion of a syndicated $250 million facility with Scotiabank dated March 27, 2015, and $90 million credit agreement with Banco Industrial S.A. dated March 20, 2018.
On September 19, 2019, Navega S.A. de C.V., entered into new facility agreement with Banco Industrial S.A. for an amount of $20 million and a duration of 10 years. The new agreement bears an annual interest of LIBOR plus 3.80% , subject to a floor of 5.25%. and will be used to refinance the portion corresponding to it as borrower under the $250 million facility with Scotiabank dated March 27, 2015.
Ghana
As mentioned in note A.1.3., in 2017 Millicom and Airtel signed a Combination Agreement, whereby both investors decided to combine their respective subsidiaries in Ghana, namely Tigo Ghana Limited and Airtel Ghana Limited under an existing company – Bharti Airtel Ghana Holdings B.V. (the ‘JV’ or ‘AirtelTigo Ghana’) both Millicom and Airtel each owning 50%. As part of the transaction, the government of Ghana retained an option to acquire a 25% stake in the newly combined entity for a period of two years. This option has never been material and expired unexercised in September 2019.
On October 12, 2017, both parties announced the completion of the transaction. As consideration received, each party owns 50% of the equity capital and voting rights of the JV, and Millicom holds a $40 million loan against Tigo Ghana (the “Millicom Note”), which shall rank in priority to all other obligations of the joint venture owed to its shareholders. The Millicom Note bears interest and is classified under ‘other non-current assets’ in the statement of financial position.
Decisions about the relevant activities require the unanimous consent of the parties sharing control. Therefore, based on IFRS 11, this agreement results in Millicom and Airtel having joint control over the combined entity, which is a joint venture. Millicom therefore uses the equity method to account for its investment in the combined entity since October 12, 2017.
As a consequence, on October 12, 2017, Millicom deconsolidated its investments in Ghana operations and accounted for its investment in the combined entity under the equity method, initially at fair value of $102 million, resulting in a net gain on the deconsolidation of these operations amounting to $36 million, including recycling of foreign currency exchange losses accumulated in equity of $79 million. The net gain has been recognized under ‘Profit (loss) for the year from discontinued operations, net of tax’.
AirtelTigo Ghana

	2019	2018	2017
	(US$ millions)	(US$ millions)	(US$ millions)
Revenue	142	187	58
Depreciation and amortization	(69)	(110)	(11)
Operating loss	(72)	(100)	(1)
Financial income (expenses), net	(77)	(42)	(10)
Loss before taxes	(123)	(135)	(12)
Charge for taxes, net	—	—	—
Loss for the period	(123)	(135)	(12)
Net loss for the period attributable to Millicom	(40)	(68)	(6)
Dividends and advances paid to Millicom	—	—	—
Total non-current assets (excluding goodwill)	168	277	184
Total non-current liabilities	245	277	214
Total current assets	42	71	60
Total current liabilities	187	134	106
Total net assets	(223)	(63)	(76)
Group's share in %	50%	50%	50%
Group's share in USD millions	(111)	(31)	(38)
Goodwill and consolidation adjustments	90	63	134
Unrecognised losses	(22)	0	0
Carrying value of investment in joint venture	—	32	96

Cash and cash equivalents	5	19	15
Debt and financing – non-current	245	276	145
Debt and financing – current	27	17	—

Net cash from operating activities	(5)	(19)	13
Net cash from (used in) investing activities	—	(8)	—
Net cash from (used in) financing activities	(6)	42	(3)
Net increase in cash and cash equivalents	(11)	15	10
Impairment of investment in joint ventures
While no impairment triggers were identified for the Group’s investments in joint ventures in 2019, according to its policy, management have completed an impairment test for its joint ventures in Guatemala, Honduras and Ghana (up to 2018 for Ghana as investment is nil as of December 31, 2019).
The Group’s investments in Guatemala and Honduras operations were tested for impairment by assessing their recoverable amount (using a value in use model based on discounted cash flows) against their carrying amounts. The cash flow projections used were extracted from financial budgets approved by management and the Board covering a period of five years. In respect of Guatemala and Honduras, cash flows beyond this period have been extrapolated using a perpetual growth rate of 1.1%–1.2% (2018: 3.2%–3.0%). Discount rates used in determining recoverable amounts were 9.5% and 9.7%, respectively (2018: 11.0% and 10.3%). For Ghana, in 2018, management used a perpetual growth rate of 3.8% and a discount rate of 14.4%.
For the year ended December 31, 2019 and 2018, and as a result of the impairment testing described above, management concluded that none of the Group’s investments in joint ventures should be impaired.
Sensitivity analysis was performed on key assumptions within the impairment tests. The sensitivity analysis determined that sufficient headroom exists from realistic changes to the assumptions that would not impact the overall results of the testing.
Investments in associates
Millicom’s investments in Helios Towers Africa Ltd (HTA) and in the African online business (AIH) became listed companies during 2019, and Millicom resigned from its board of directors' positions in both companies, having as an effect the loss of its significant influence. Both investments are now accounted for as equity instruments (see note C.7.3.). Millicom has significant influence over other immaterial associates as shown below.
The Group’s associates are as follows:

			December 31, 2019	December 31, 2018
Entity	Country	Activity(ies)	% holding	% holding
Africa
Helios Towers Africa Ltd (HTA)(i)	Mauritius	Holding of Tower infrastructure company	—	22.83
Africa Internet Holding GmbH (AIH)(i)	Germany	Online marketplace, retail and services	—	10.15
West Indian Ocean Cable Company Limited (WIOCC)	Republic of Mauritius	Telecommunication carriers’ carrier	9.1	9.1
Latin America
MKC Brilliant Holding GmbH (LIH)	Germany	Online marketplace, retail and services	35.0	35.0
Unallocated
Milvik AB	Sweden	Other	11.4	12.3
(i) See note C.7.3..
At December 31, 2019 and 2018, the carrying value of Millicom’s main associates was as follows:
Carrying value of investments in associates at December 31

	2019	2018
	(US$ millions)
African Internet Holding GmbH (AIH)	—	38
Helios Tower Africa Ltd (HTA)	—	105
Milvik AB	11	13
West Indian Ocean Cable Company Limited (WIOCC)	14	14
Total	25	169

The summarized financial information for the Group’s main material associates is provided below.
Summary of statement of financial position of associates at December 31,

2018 (i)

Total current assets	473
Total non-current assets	717
Total assets	1,190
Total current liabilities	343
Total non-current liabilities	627
Total liabilities	969
Total net assets	221
Millicom’s carrying value of its investment in HTA and AIH	142
Millicom’s carrying value of its investment in other associates	27
Millicom’s carrying value of its investment in associates	169
(i) The summarized financial information in 2018 includes HTA and AIH. For 2019, Millicom does not disclose such information as its remaining associates are immaterial to the Group.

Profit (loss) from other joint ventures and associates
In 2019, the loss shown under this caption in the statement of income mainly relates to the net losses recognised by our joint venture in Ghana. For further details refer to note A.2..

	2018 (i)	2017 (i)

Revenue	511	449
Operating expenses	(459)	(321)
Operating profit (loss)	(214)	(148)
Net loss for the year	(327)	(220)
Millicom’s share of results from HTA and AIH	(66)	(34)
Millicom’s share of results from other associates	(2)	(45)
Millicom’s share of results from other joint ventures (Ghana)	(68)	(6)
Millicom’s share of results from other joint ventures and associates	(136)	(85)
(i) The summarized financial information in 2018 and 2017 includes HTA and AIH. For 2019, Millicom does not disclose such information as its remaining associates are immaterial to the Group.
Accounting for investments in associates
The Group accounts for associates in the same way as it accounts for joint ventures.
Acquisitions and disposals of interests in associates
Milvik AB (BIMA)
On December 19, 2017, Millicom announced that it had sold a portion of its ownership stake in BIMA - a leading emerging market insurance player - (from 20.4% to 12.0% – on a fully diluted basis) to Kinnevik and a new investor, with the latter contributing $97 million in the micro-insurance business. As a result of the transaction, Millicom received $24 million in cash and recognized a gain on disposal of $21 million. In addition, and as a consequence of the subsequent capital increase made by the new investor, the Group recognized a gain on dilution of $11 million. Both gains have been recorded under the caption "Income (loss) from other joint ventures and associates, net", in the statement of income for the year ended December 31, 2017. Both transactions were carried out at the same fair value on an arm’s length basis.
MKC Brilliant Holding GmbH (LIH)
Millicom’s 35.0% investment in LIH has been fully impaired in two stages (by $40 million in 2016 and $48 million in 2017) mainly as a result of the decrease in fair value of LIH’s investment in the Global Fashion Group and the results the annual impairment test conducted in 2017. The impairment test performed in 2019 confirms this conclusion. These losses were recorded under the caption 'Income (loss) from other joint ventures and associates, net' in the year ended December 31, 2017.
Discontinued operations
Classification of discontinued operations
Discontinued operations are those which have identifiable operations and cash flows (for both operating and management purposes) and represent a major line of business or geographic area which has been disposed of, or are held for sale. Revenue and expenses associated with discontinued operations are presented retrospectively in a separate line in the consolidated statement of income. Millicom determined that the loss of path to control of operations by the termination of a contractual arrangement (e.g. termination without exercise of an unconditional call option agreement giving path to control, as occurred with the Guatemala and Honduras operations) does not require presentation as a discontinued operation.
Millicom’s discontinued operations
In accordance with IFRS 5, the Group’s businesses in Chad, Senegal, Tigo Ghana and Tigo Rwanda have been classified as assets held for sale (respectively on June 5, 2019, February 2, 2017, September 28, 2017 and January 23, 2018) and their results were showed as discontinued operations for all years presented in these financial statements. The statement of income comparative figures presented in the notes to these consolidated financial statements have therefore been restated accordingly and when necessary. For further details, refer to note E.4.